UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2014

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or	File Number)	Identification No.)
organization)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245
(Address of principal executive office) (Zip Code)

(310) 598-3173
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2014, Landmark Infrastructure Partners LP (the “Partnership”) completed its initial public offering (the “Offering”) of 2,650,000 common units representing limited partner interests in the Partnership (“Common Units”), at $19.00 per Common Unit pursuant to a Registration Statement on Form S-11, as amended (File No. 333-199221), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on October 8, 2014. The material provisions of the Offering are described in the prospectus, dated November 13, 2014, filed with the Commission on November 17, 2014, pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) provided below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Omnibus Agreement

On November 19, 2014, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) with its general partner, Landmark Infrastructure Partners GP LLC, a Delaware limited liability company (the “General Partner”), Landmark Dividend LLC, a Delaware limited liability company (“Landmark”), Landmark Dividend Growth Fund — C LLC, (“Fund C”), Landmark Dividend Growth Fund — E LLC (“Fund E”), Landmark Dividend Growth Fund — F LLC (“Fund F”), Landmark Dividend Growth Fund — G LLC (“Fund G”), and Landmark Dividend Growth Fund H — LLC (“Fund H” and, together with Fund C, Fund E, Fund F, and Fund G, the “Remaining Landmark Funds”), that addresses the following matters:

•                  the Partnership’s obligation to reimburse Landmark for all costs and expenses incurred by Landmark in providing partnership, general and administrative services to the Partnership, subject to a quarterly cap equal to the greater of $162,500 and 3% of the Partnership's revenue during the preceding calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which the Partnership's revenue for the immediately preceding four consecutive fiscal quarters exceeded $80.0 million and (ii) the fifth anniversary of the closing of the Offering. The description of the quarterly cap contained in the section of the Prospectus entitled “Certain Relationships and Related Party Transactions — Agreements Governing the Transactions — Omnibus Agreement” is incorporated herein by reference;

•                  an indemnity by Landmark for certain liabilities associated with the Partnership’s assets;

•                  the Partnership’s right of first offer to acquire real property interests that the Remaining Landmark Funds currently own or acquire in the future before selling or transferring those assets to any third party; and

•                  the provision by Landmark of acquisition services to the Partnership in connection with third party acquisitions, for fees to be mutually agreed upon by Landmark and the Partnership.

The foregoing description is not complete and is qualified in its entirety by reference to the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Credit Agreement

On November 19, 2014, in connection with the Offering, the Partnership and Landmark Infrastructure Operating Company LLC entered into a new five-year $190 million senior secured credit agreement (the “Credit Agreement”) with SunTrust Bank, as administrative agent, and a syndicate of lenders.  The Credit Agreement is an amendment and restatement of two credit agreements previously entered into by Fund A and Fund D respectively (collectively the “Existing Credit Agreements”).

The revolving credit facility was used to refinance a portion of the Existing Credit Agreements and is available for working capital, capital expenditures, permitted acquisitions and general corporate purposes, including permitted distributions to the extent not in contravention of any law or loan document. The revolving credit facility includes an aggregate $20 million sublimit for standby letters of credit and a $10 million sublimit for swingline loans. Obligations under the revolving credit facility are guaranteed by the Partnership and its restricted subsidiaries, and are secured by a first-priority lien on substantially all of the Partnership’s assets, excluding after-acquired real property acquired from affiliate funds and not subject to a mortgage and other customary exclusions.

Borrowings under the senior secured credit agreement bear interest at either  (a) a base rate, which will be the highest of (i) the administrative agent’s prime rate in effect on such day, (ii) the federal funds rate in effect on such date plus 0.50%, and (iii) an adjusted one month London Interbank Offered Rate (LIBOR) plus 1.0%, in each case, plus an applicable margin of 1.50% or (b) an adjusted London Interbank Offered Rate (LIBOR) for an interest period of one, two, three, six, or if available to all lenders, twelve months, plus an applicable margin of 2.50%.

The Credit Agreement contains affirmative and negative covenants that, among other things, limit or restrict the Partnership’s ability and the ability of its restricted subsidiaries to incur or guarantee debt, incur liens, make investments, make restricted payments, engage in materially different business activities, engage in mergers, consolidations and other organizational changes, sell, transfer or otherwise dispose of assets or enter into burdensome agreements or enter into transactions with affiliates on terms that are not arm’s length, in each case, subject to certain exceptions.

Additionally, the Partnership is required to maintain a ratio of consolidated total debt to consolidated EBITDA of less than or equal to 8.5 to 1.0 and a ratio of consolidated EBITDA to consolidated cash interest expense of less than or equal to 2.0 to 1.0.

The Credit Agreement generally prohibits the Partnership from making cash distributions (subject to certain exceptions) except so long as no default exists or would be caused thereby, the Partnership may make cash distributions to unitholders up to the amount of the Partnership’s Available Cash (as defined in the Partnership’s partnership agreement).

The Credit Agreement contains events of default, including, but not limited to (and subject to grace periods in certain circumstances), the failure to pay any principal, interest or fees when due, failure to perform or observe any covenant that does not have certain materiality qualifiers contained in the Credit Agreement or related loan documents, any representation, warranty or certification made or deemed made in the agreements or related loan documents being untrue in any material respect when made, default under certain material debt agreements, commencement of bankruptcy or other insolvency proceedings, certain changes in the Partnership’s ownership or the ownership of the Partnership’s general partner, material judgments or orders, ERISA events or the invalidity of the collateral documents. Upon the occurrence and during the continuation of an event of default under the agreements, the administrative agent and/or lenders, as applicable, may, among other things, terminate their commitments, declare any outstanding loans to be immediately due and payable and/or exercise remedies against the Partnership and the collateral as may be available to the lenders under the Credit Agreement and related loan documents or applicable law.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Patent License Agreement

On November 19, 2014, in connection with the closing of the Offering, the Partnership entered into a Patent License Agreement (“License Agreement”) with American Infrastructure Funds, LLC (“AIF”). Under the License Agreement, AIF granted the Partnership a nonexclusive, perpetual license to practice certain patented methods related to the apparatus and method for combining easements under a master limited partnership. The Partnership has agreed to pay AIF a license fee of $50,000 in the second year of the License Agreement, and thereafter, an amount equal to the greater of (i) one-tenth of one percent (0.1%) of the Partnership’s gross revenue received during that year and (ii) $100,000.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the License Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 19, 2014, in connection with the closing of the Offering, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Landmark, the General Partner, Landmark  Dividend Growth Fund — A LLC (“Fund A”), Landmark Dividend Growth Fund — D LLC (“Fund D”), Landmark Infrastructure Operating Company LLC, and Landmark Infrastructure Asset OpCo LLC. Immediately prior to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

•                  The Partnership issued its incentive distribution rights to the General Partner;

•                  Fund A contributed to the Partnership, as a capital contribution, all of its limited liability company interests in certain subsidiaries in exchange for (i) 632,936 Common Units, (ii) 437,927 Subordinated Units, (iii) the assumption of $29,858,966 in indebtedness, and (iv) the right to receive $19,869,521 in cash;

•                  Fund D contributed to the Partnership, as a capital contribution, all of its limited liability company interests in certain subsidiaries in exchange for (i) 1,419,729 Common Units, (ii) 630,187 Subordinated Units, (iii) the assumption of $64,298,452 in indebtedness, and (iv) the right to receive $43,892,593 in cash, a portion of which was reimbursement for certain capital expenditures incurred with respect to the assets of Fund D; and

•                  The public, through the underwriters, contributed $50,350,000 in cash (or $46,825,500, net of the underwriters’ discounts and commissions and the structuring fee) to the Partnership in exchange for the issuance of 2,650,000 Common Units.

These transfers and distributions were made in a series of steps outlined in the Contribution Agreement. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance of equity interests by the Partnership on November 19, 2014 to the General Partner, Fund A, and Fund D, in connection with the consummation of the transactions contemplated by the Contribution Agreement, is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Each of the Subordinated Units granted under the Contribution Agreement will convert into Common Units at the end of the subordination period, which could occur as soon as December 31, 2015, if certain tests are met. The description of the subordination period contained in the section entitled “Provisions of our Partnership Agreement Relating to Cash Distributions—Subordinated Units and Subordination Period” of the Prospectus is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Landmark Infrastructure Partners LP 2014 Long-Term Incentive Plan

In connection with the Offering, the board of directors of the General Partner adopted the Landmark Infrastructure Partners LP 2014 Long-Term Incentive Plan (the “LTIP”). The LTIP provides for the grant, from time to time at the discretion of the board of directors of the general partner or any committee thereof that may be established for such purpose or by any delegate of the board of directors or such committee, subject to applicable law (the “plan administrator”), of equity-based awards. The purpose of the LTIP is to promote the interests of the Partnership and the General Partner by providing incentive compensation awards to individuals providing services to the Partnership or the General Partner to encourage superior performance.  The LTIP is also intended  to enhance the ability of the Partnership and the General Partner to attract and retain the services of individuals who are essential for the growth and profitability of the Partnership and the General Partner and to encourage these individuals to devote their best efforts to advancing the business of the Partnership and the General Partner. The LTIP will initially limit the number of units that may be delivered pursuant to vested awards to 785,000 Common Units, subject to proportionate adjustment in the event of unit splits and similar events, with such amount increased annually on the first day of each calendar year beginning January 1, 2016 and ending on and including January 1, 2024 by a number of Common Units equal to the least of (i) 1,570,000 Common Units, (ii) 2% of the total number of common and subordinated units outstanding on the last day of the immediately preceding calendar year and (iii) such smaller number of Common Units as determined by the board of directors of the General Partner. Common Units subject to awards that are cancelled, forfeited, withheld to satisfy exercise prices or tax withholding obligations, or otherwise terminated without delivery of the Common Units will be available for delivery pursuant to other awards.

The plan administrator of the LTIP, at its discretion, may terminate the LTIP at any time with respect to the Common Units for which a grant has not previously been made. The plan administrator of the LTIP also has the right, subject to applicable law and securities exchange rules, to alter or amend the LTIP or any part of it from time to time or to amend any outstanding award made under the LTIP, provided that no change in any outstanding award may be made that would materially impair the vested rights of the participant without the consent of the affected participant or result in taxation to the participant under Section 409A of the Internal Revenue Code of 1986, as amended.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.5 to this Current Report on Form 8-K.

Landmark Infrastructure Partners GP LLC Non-Employee Director Compensation Plan

In connection with the Offering, the board of directors of the General Partner adopted the Landmark Infrastructure Partners GP LLC Non-Employee Director Compensation Plan (the “Non-Employee Director Compensation Plan”).  The Non-Employee Director Compensation Plan provides each director that is neither an officer of the General Partner nor an employee or an affiliate of the General Partner with annualized compensation consisting of $35,000 in cash, payable quarterly, an annual grant of Common Units valued at $35,000 and additional cash compensation for attending meetings of the board of directors of the General Partner or a committee thereof.  Pursuant to the Non-Employee Director Compensation Plan, the chairman of the audit committee of the board of directors shall be entitled to additional annualized cash compensation of $10,000 and the chairman of any other committee of the board of directors, as may be established at any time, shall be entitled to an amount in cash as determined by the board of directors.   The foregoing description of the Non-Employee Director Compensation Plan is not complete and is qualified in its entirety by reference to the full text of the Non-Employee Director Compensation Plan, which is filed as Exhibit 10.6 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Landmark Infrastructure Partners LP

On November 19, 2014, in connection with the closing of the Offering, the Partnership’s Agreement of Limited Partnership was amended and restated by the First Amended and Restated Agreement of Limited Partnership of Landmark Infrastructure Partners LP (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “Our Partnership Agreement” and incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

3.1

First Amended and Restated Agreement of Limited Partnership of Landmark Infrastructure Partners LP dated November 19, 2014, by and between Landmark Infrastructure Partners GP LLC and Landmark Dividend LLC.

10.1

Contribution, Conveyance and Assumption Agreement dated as of November 19, 2014, by and among Landmark Dividend LLC, Landmark Growth Fund — A LLC, Landmark Growth Fund — D LLC, Landmark Infrastructure Partners LP, Landmark Infrastructure Partners GP LLC, Landmark Infrastructure Operating Company LLC, and Landmark Infrastructure Asset OpCo LLC.

10.2

Omnibus Agreement dated as of November 19, 2014, by and among Landmark Dividend LLC, Landmark Dividend Growth Fund — C LLC, Landmark Dividend Growth Fund — E LLC, Landmark Dividend Growth Fund — F LLC, Landmark Dividend Growth Fund — G LLC, Landmark Dividend Growth Fund — H LLC, Landmark Infrastructure Partners LP, and Landmark Infrastructure Partners GP LLC.

10.3

Amended and Restated Credit Agreement, dated as of November 19, 2014, among Landmark Infrastructure Operating Company LLC, as borrower, Landmark Infrastructure Partners LP, the lenders from time to time party thereto and SunTrust Bank, as administrative agent, issuing bank and swingline lender.

10.4	Patent License Agreement, dated as of November 19, 2014, between Landmark Infrastructure Partners LP and American Infrastructure Funds, LLC.
10.5	Landmark Infrastructure Partners LP 2014 Long-Term Incentive Plan.
10.6	Landmark Infrastructure Partners GP LLC Non-Employee Director Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC,
its general partner

Dated: November 25, 2014	By:	/s/ George P. Doyle
		Name:	George P. Doyle
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

3.1

First Amended and Restated Agreement of Limited Partnership of Landmark Infrastructure Partners LP dated November 19, 2014, by and between Landmark Infrastructure Partners GP LLC and Landmark Dividend LLC.

10.1

Contribution, Conveyance and Assumption Agreement dated as of November 19, 2014, by and among Landmark Dividend LLC, Landmark Growth Fund — A LLC, Landmark Growth Fund — D LLC, Landmark Infrastructure Partners LP, Landmark Infrastructure Partners GP LLC, Landmark Infrastructure Operating Company LLC, and Landmark Infrastructure Asset OpCo LLC.

10.2

Omnibus Agreement dated as of November 19, 2014, by and among Landmark Dividend LLC, Landmark Dividend Growth Fund — C LLC, Landmark Dividend Growth Fund — E LLC, Landmark Dividend Growth Fund — F LLC, Landmark Dividend Growth Fund — G LLC, Landmark Dividend Growth Fund — H LLC, Landmark Infrastructure Partners LP, and Landmark Infrastructure Partners GP LLC.

10.3

Amended and Restated Credit Agreement, dated as of November 19, 2014, among Landmark Infrastructure Operating Company LLC, as borrower, Landmark Infrastructure Partners LP, the lenders from time to time party thereto and SunTrust Bank, as administrative agent, issuing bank and swingline lender.

10.4	Patent License Agreement, dated as of November 19, 2014, between Landmark Infrastructure Partners LP and American Infrastructure Funds, LLC.
10.5	Landmark Infrastructure Partners LP 2014 Long-Term Incentive Plan.
10.6	Landmark Infrastructure Partners GP LLC Non-Employee Director Compensation Plan.